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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 24, 1997 on our audits of the consolidated financial statements of Einstein/Noah Bagel Corp. and subsidiaries, and to all references to our firm included in or made a part of this registration statement on Form S-3.

                                                      /s/ ARTHUR ANDERSEN LLP
                                                      ARTHUR ANDERSEN LLP

Denver, Colorado
January 8, 1998